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                                U S LIQUIDS INC.
                     AMENDED AND RESTATED STOCK OPTION PLAN


I.   PURPOSE

     The purpose of this Plan is to promote the long-term growth and profitability of U S Liquids Inc., a Delaware corporation (the "Company"), and the value of its Common Stock by (i) providing officers, employees and consultants of the Company with increased incentive to contribute to the success of the Company and (ii) enabling the Company to attract, retain and reward persons of exceptional skill for positions of substantial responsibility.

II.  DEFINITIONS

     Whenever used herein, the following terms shall have the meanings set forth below:

     (a) "Board" or "Board of Directors" means the board of directors of the Company.

     (b)  "Code" means the Internal Revenue Code of 1986, as amended.

     (c)  "Committee" means a committee designated by the Board as set forth in
ARTICLE III below.

     (d) "Common Stock" shall mean the Common Stock, par value $.01 per share, of the Company.

     (e)  "Company" means U S Liquids Inc. and its Subsidiaries.

     (f) "Consultant" means any person who renders services to the Company as an independent contractor.

     (g)  "Disability" means a permanent and total disability as defined in
Section 22(e)(3) of the Code or as otherwise defined by the Committee.

     (h)  "Exchange Act" means the Securities Exchange Act of 1934, as amended.

     (i) "Fair Market Value", as of a particular date, means (i) if the shares of Common Stock are then listed or admitted for trading on a national securities exchange or quoted on the National Association of Securities Dealers Automated Quotation System, the last reported sales price of the Common Stock on such date or, if no such sale occurred, the average of the closing bid and ask prices, as applicable, of the

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Common Stock on the last trading day before such date, or (ii) if the shares of Common Stock are not then listed or admitted for trading on a national securities exchange or quoted on the National Association of Securities Dealers Automated Quotation System, such value as the Committee, in its discretion, may determine in good faith.

     (j) "Incentive Stock Option" means an Option conforming to the requirements of Section 422 of the Code.

     (k) "Non-Employee Director" means a member of the Board who qualifies as a Non-Employee Director as such term is defined in Rule 16b-3(b)(3) promulgated by Securities and Exchange Commission, as amended from time to time.

     (l) "Nonqualified Stock Option" means any Option other than an Incentive Stock Option.

     (m) "Option" means a right or rights granted by the Committee to purchase shares of Common Stock under the Plan.

     (n) "Option Shares" means any shares of Common Stock issuable upon exercise of an Option.

     (o) "Participant" means an individual to whom an Option is granted under the Plan.

     (p) "Plan" means this U S Liquids Inc. Amended and Restated Stock Option Plan, as it may be amended and modified from time to time.

     (q) "Retirement" means termination of a Participant's employment with the Company because of the Participant's retirement at or after such Participant's earliest permissible retirement date pursuant to and in accordance with the rules for retirement established by the Company from time to time.

     (r) "Subsidiary" means a corporation, partnership or other business entity at least 50 percent of whose voting securities are owned, directly or indirectly, by the Company.

III. ADMINISTRATION

     The Plan shall be administered by the Committee which shall be constituted as set forth in Section III(a) below.

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          (a)  APPOINTMENT OF COMMITTEE.  The Committee shall consist of at least two Non-Employee Members of the Board of Directors who shall be appointed by and serve at the pleasure of the Board or, at the discretion of the Board of Directors in order to comply with the requirements of Rule 16b-3 of the Exchange Act, the Committee may consist of the entire Board of Directors. Unless the Committee consists of the entire Board of Directors, (i) members of the Committee shall be ineligible to receive Options while serving on the Committee, and (ii) no member of the Board of Directors may become a member of the Committee if that Director, during the year preceding appointment, has been granted or awarded options or equity securities of the Company under the Plan or any other plan of the Company which provides for the issuance of equity securities of the Company, options to acquire equity securities or stock appreciation rights, if such grant or award would result in such person not being a Non-Employee Director.

          (b) DUTIES AND POWERS OF COMMITTEE. Subject to the terms, provisions and conditions of the Plan, the Committee shall have full and final authority in its discretion to, among other things, determine (i) the persons to whom Options are to be granted; (ii) the number of shares subject to Options; (iii) the time or times at which Options will be granted; (iv) the exercise price of shares subject to Options; (v) the time or times at which Options become exercisable and the duration of the exercise period; (vi) the provisions and terms of any option agreement or other instrument evidencing an Option granted under the Plan; (vii) whether shares of Common Stock which are subject to Options will be subject to any restrictions on transfer after the exercise of Options; (viii) such rules and regulations as the Committee may deem advisable in the administration of the Plan; and (ix) the procedures and methods for construing and interpreting the Plan. Actions approved by a majority of all members of the Committee at any meeting at which a quorum is present, or actions approved in writing by all of the members of the Committee without a meeting, shall be valid acts of the Committee. Decisions of the Committee on all matters relating to the Plan shall be in the Committee's sole discretion and shall be conclusive and binding on all parties, including the Company, its stockholders, and the Participants in the Plan.

IV.  SHARES AVAILABLE FOR THE PLAN

     Subject to the provisions of Article VIII hereof, the maximum number of shares of Common Stock which may be issued pursuant to the exercise of Options under this Plan initially shall be 1,500,000 shares and thereafter, on the first day of each fiscal year of the Company, the number of shares shall be automatically adjusted to an amount equal to fifteen percent (15%) of the outstanding shares of Common Stock on such date; provided, however, that except for an adjustment in accordance with Article VIII, the number of shares of Common Stock which may be issued pursuant to the exercise of Options under

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this Plan shall not (i) exceed 3,000,000 shares, (ii) be less than 1,500,000 shares, or (iii) be decreased as a result of a reduction in the Company's outstanding shares of Common Stock. The shares of Common Stock to be delivered upon the exercise of Options under this Plan shall be made available either from the authorized but unissued shares of Common Stock or from shares of Common Stock held by the Company as treasury shares. In the event that any outstanding Option for any reason expires or is terminated, the Option Shares allocable to the unexercised portion of such Option may again be subject to an Option under the Plan.

V.   PARTICIPATION

     Participation in the Plan shall be limited to those officers, employees and consultants of the Company who are believed by the Committee to be in a position to make a substantial contribution to the success of the Company; provided, however, that Non-Employee Directors shall not be eligible to participate in the Plan. Notwithstanding the above, persons who are not employees of the Company at the time an Option is granted shall not be eligible to receive Incentive Stock Options. Further, Incentive Stock Options shall only be granted to those employees of the Company who are determined by the Committee to be key employees because they are in a position to make a substantial contribution to the success of the Company.

     Options may be granted to such persons and for such number of shares as the Committee shall determine. The grant of any Option hereunder in any one year to an eligible person shall neither guarantee nor preclude a further grant of an Option to such person in that year or in any subsequent year.

VI.  OPTIONS

     Subject to the provisions hereof, the Committee may from time to time grant Incentive Stock Options, Nonqualified Stock Options, or any combination thereof to persons eligible to participate in the Plan. Each Option shall be evidenced by a written option agreement, signed by an authorized officer of the Company, which shall contain such terms and conditions not inconsistent with the Plan as the Committee shall determine. All option agreements need not be identical, but shall comply with or incorporate by reference the terms set forth in this
Article VI and shall be subject to all other terms and conditions of the Plan. In the event any option agreement is inconsistent with the Plan, the terms of the Plan shall govern the issue in question.

          (a) PRICE. The price per share payable upon the exercise of each Option (the "Exercise Price") shall not (i) in the case of Incentive Stock Options, be less than

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100%, and (ii) in the case of Nonqualified Stock Options, be less than 75%, of the Fair Market Value of a share of Common Stock on the date the Option is granted.

          (b) EXERCISE OF OPTIONS. Options shall be exercisable only by the Participant to whom the Options were granted, or by the Participant's legal guardian or personal representative, if any, in the case of exercise following the death or Disability of the Participant as provided in Section (h)(iii) of this Article VI. Options shall be exercised by delivery to the Company of a written notification specifying the number of Option Shares which the Participant then desires to purchase, together with payment for such Option Shares. Payment may be made in the form of (i) cash, certified check or other immediately available funds for the aggregate Exercise Price for such Option Shares, (ii) the exchange of a number of shares of Common Stock owned by the Participant, free and clear of all liens or encumbrances, the Fair Market Value of which at the time of exercise is equal to the aggregate Exercise Price of such shares, and accompanied by executed stock powers and any other documents of transfer requested by the Committee, (iii) the relinquishment of Options to purchase Option Shares which shall be deemed to have a value equal to the aggregate Fair Market Value of the Option Shares issuable upon exercise thereof less the aggregate Exercise Price for those Option Shares, or (iv) a combination of (i), (ii), and (iii). No fractional shares may be issued or accepted by the Company with respect to the exercise of an Option. Options may be exercisable in installments (which may be cumulative or noncumulative or subject to acceleration) during the terms of an Option as may be determined by the Committee at the date of grant.

          (c) FORM OF OPTION. Each option agreement shall specify whether the Option evidenced by such option agreement is an Incentive Stock Option or a Nonqualified Stock Option. Notwithstanding such designation in an option agreement, in the event an Option which is designated as an Incentive Stock Option fails to qualify as an Incentive Stock Option under Section 422 of the Code, then such Option shall be deemed to be a Nonqualified Stock Option. Any Option which is not designated by the Committee as an Incentive Stock Option shall be a Nonqualified Stock Option.

          (d) TERMS OF OPTIONS. The term during which each Option may be exercised shall be determined by the Committee, but in no event shall an Option be exercisable in whole or in part more than ten years from the date it is granted. Further, all rights to purchase shares pursuant to an Option shall, unless sooner terminated, expire at the date designated by the Committee. The Committee shall determine the date on which each Option shall become exercisable and may provide that an Option shall become exercisable in installments. The shares constituting each installment may be purchased in whole or in part at any time after such installment becomes exercisable, subject to such minimum exercise requirement as may be designated by the Committee.

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          (e)  RESTRICTIONS ON TRANSFER.  Options granted under the Plan shall not be transferable or assignable or capable of being pledged or otherwise hypothecated in any way, and shall not be subject to execution, attachment or similar process, other than by will or the laws of descent and distribution as specifically permitted hereunder. Any attempted assignment, transfer, pledge, hypothecation or other disposition of an Option contrary to the provisions hereof shall result in the termination of such Option, which termination shall be effective immediately before the attempted assignment, transfer, pledge, hypothecation or other disposition of the Option. Shares delivered upon exercise of an Option shall be subject to such resale restrictions as may be provided by the Committee in the option agreement pertaining to such Option.

          (f) PROVISIONS APPLICABLE TO TEN PERCENT STOCKHOLDERS. Notwithstanding any other provision of this Plan, no Incentive Stock Option shall be granted under this Plan to a person who, at the time the Option is granted, is the owner of more than 10 percent of the total combined voting power of all classes of stock of the Company, unless at the time such Option is granted, the exercise price is at least 110 percent of the Fair Market Value of the Common Stock subject to the Option, and such Option by its terms is not exercisable more than five (5) years after the date it is granted.

          (g) LIMITATIONS ON GRANTS. If required by the Code at the time of grant, to the extent that the aggregate Fair Market Value of Common Stock (determined as of the grant date) with respect to which Incentive Stock Options are exercisable for the first time by a Participant during any calendar year (under all plans of the Company) exceeds $100,000, such Options shall be treated as Nonqualified Stock Options. The foregoing sentence shall be applied by taking Incentive Stock Options into account in the order in which they were granted.

          (h)  TERMINATION OF EMPLOYMENT.

               (i) CHANGE OF EMPLOYMENT STATUS. No Option shall be affected by any change of duties or position of a Participant (including transfer to or from a Subsidiary) so long as such Participant continues to be an employee of the Company or a Subsidiary. Nothing in this Plan or in any Option granted hereunder shall confer upon any Participant any right to continue in the employ of the Company or any Subsidiary, and the Company's right to terminate the employment of an Participant at any time for any reason shall not be diminished or affected because an Option was granted to the Participant.

               (ii) TERMINATION OTHER THAN BECAUSE OF DEATH, DISABILITY OR CAUSE. If a Participant who is an employee of the Company or a Subsidiary ceases to be an employee for any reason, other than by reason of the death or Disability of the Participant or cause as set forth in Section VI(6)(h)(iv), then (a) all Options held by

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     such Participant which are not exercisable when the Participant ceases to be an employee shall terminate; and (b) all Options which are exercisable when the Participant ceases to be an employee must be exercised prior to the earlier of (i) the expiration date of the option period of the exercisable Options, or (ii) the date occurring 90 days after the date on which the Participant ceases to be an employee of the Company or a Subsidiary. Any Option which is not exercised within such period shall terminate and be of no force or effect.

               (iii) TERMINATION BECAUSE OF DEATH OR DISABILITY. If a Participant dies or suffers a Disability while he or she is an employee of the Company or a Subsidiary, Options which are not exercisable at the date of death or termination due to Disability shall terminate and Options which are exercisable on the date of death or termination due to Disability of such Participant may be exercised by the Participant, by his or her personal representative or by his or her other lawful successor to the extent that such Options could have been exercised by the deceased or disabled Optionee immediately prior to his or her death or Disability. Notwithstanding the foregoing, upon termination of an Optionee's employment by reason of death or disability, the following provisions shall apply:

               (a) In the event the Optionee's termination of employment is due to death, the Option to the extent exercisable upon the date of the Optionee's death, shall be exercisable for a period equal to the earlier to occur of twelve months after the date of death or six months following the date of issuance of Letters Testamentary or Letters of Administration to the executor or administrator of the estate of the deceased Optionee.

               (b) In the case the Optionee's employment is terminated due to Disability, the Option to the extent exercisable as of the date of termination due to Disability, shall be exercisable for a period of one year from the date of termination.

               (iv) TERMINATION FOR CAUSE. Notwithstanding any other provisions set forth herein, if an Optionee shall (a) commit any act of malfeasance or wrongdoing affecting the Company or any Subsidiary of the Company, (b) breach any covenant not to compete or employment contract with the Company or any Subsidiary of the Company or (c) engage in conduct that would warrant the Optionee's discharge for cause (excluding the general dissatisfaction with the performance of the Optionee's duties but including any act of disloyalty or any conduct clearly tending to bring discredit upon the Company or any Subsidiary of the Company) any unexercised portion of an Option granted to such Optionee shall immediately terminate and become void.

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          (i)  TERMINATION WITH RESPECT TO OTHER PARTICIPANTS.  With respect to
Participants who are not employees of the Company or any Subsidiary, the conditions on which Options are exercisable and the determination of the exercise period for any such Options shall be specified in the option agreement pertaining to such Options.

VII. WITHHOLDING TAXES.

     The Company may require, as a condition to any grant under the Plan or to the delivery of certificates for Common Stock issued upon the exercise of an Option hereunder, that the Participant pay to the Company, in cash, any federal, state or local taxes of any kind required by law to be withheld with respect to any grant of an Option or any delivery of Common Stock upon exercise of an Option. The Company, to the extent permitted or required by law, shall have the right to deduct from any payment of any kind (including salary or bonus) otherwise due to a Participant any federal, state or local taxes of any kind required by law to be withheld with respect to any grant of an Option or to the delivery of Common Stock upon exercise of an Option under the Plan.

     Subject to Committee approval, a Participant may elect to deliver shares of Common Stock (or have the Company withhold shares acquired upon exercise of an Option) to satisfy, in whole or in part, the amount the Company is required to withhold for taxes in connection with a grant under the Plan. Such election must be made on or before the date the amount of tax to be withheld is determined and, if applicable, subject to rules, regulations and interpretations of the Securities and Exchange Commission under Section 16(b) of the Exchange Act. Once made, the election shall be irrevocable. The withholding tax obligation that may be paid by the withholding or delivery of shares may not exceed the Participant's minimum federal, state and local income tax obligations in connection with the grant. The Fair Market Value of the shares to be withheld or delivered will be determined the date last preceding the date as of which the amount of tax to be withheld is determined.

VIII. CHANGES IN CAPITAL STRUCTURE, REORGANIZATIONS, MERGER, ETC.

          (a) COMPANY'S POWER TO CHANGE STRUCTURE, REORGANIZE, MERGE, ETC. The existence of outstanding Options shall not affect in any way the right or power of the Company or its stockholders to declare or distribute any stock dividend or to make or authorize any recapitalization, reorganization, merger, split-up, combination or other change in the Company's capital structure or its business, or the dissolution or liquidation of the Company or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding whether of a similar character or otherwise. Except as expressly provided herein, no such

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     corporate act or the issuance of securities by the Company shall affect any Options outstanding under the Plan.

          (b) EFFECT OF RECAPITALIZATION OR SIMILAR TRANSACTION. In the event of any change in the total number of outstanding shares of equity securities of the Company by reason of any stock dividend, stock split, recapitalization, or similar transaction in which there is a distribution of equity securities of the Company for substantially below their Fair Market Value, then (i) the number, class and per share price of shares of Common Stock subject to outstanding Options shall be appropriately adjusted in such manner as to entitle a Participant to receive upon exercise of an Option, for the same aggregate Exercise Price, the same total number and class of equity securities as he would have received had he exercised his Option in full immediately prior to the event requiring the adjustment; and
     (ii) the number and class of equity securities then reserved for issuance under the Plan shall be adjusted by substituting for the total number and class of shares of Common Stock then reserved that number and class of shares of equity securities that would have been received by the owner of the number of shares of Common Stock then available to be issued under the Plan.

          (c) EFFECT OF DISSOLUTION, LIQUIDATION, REORGANIZATION OR OTHER TRANSACTION IN WHICH THE COMPANY IS NOT THE SURVIVOR. Upon the dissolution or liquidation of the Company, the sale of all or substantially all of the Company's assets, or the occurrence of any merger, consolidation, reorganization, or other transaction in which the Company is not the surviving corporation, then in the absolute discretion of the Committee,
     (i) all Options outstanding under the Plan shall be assumed by the successor, remaining, or surviving corporation, or new options shall be substituted for such Options, all as provided in Section 424(a) of the Code and to the extent permitted by Section 424(a) of the Code, in which event such assumption shall be made on a full and equivalent basis in accordance with Section 424(a) of the Code in order to preclude any modification of such Options which would be considered to be the grant of new options, or
     (ii) all Options which are then exercisable, or all Options outstanding under the Plan, regardless of whether such Options otherwise would be exercisable, shall be exercisable for a period of 15 days immediately prior to such transaction and after the Participant has been afforded the opportunity to exercise such Options as aforesaid and to the extent that such Options are not timely exercised during such period, the terms and provisions of this Plan and any option agreement entered into hereunder will terminate and the related Options shall terminate.

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IX.  COMPLIANCE WITH LAW AND APPROVAL OF REGULATORY BODIES.

      Notwithstanding any other provision of this Plan or of any option agreement, the Company shall be under no obligation and shall not issue shares or, in the case of treasury shares, transfer shares under this Plan, except in compliance with all applicable federal and state laws and regulations and in compliance with rules of any stock exchanges or listing organizations with which the Company's shares may be listed. The determination as to whether the issuance or transfer of shares under this Plan is in compliance with applicable federal and state laws and regulations and rules of stock exchanges and listing organizations shall be made solely by the Committee.

               (a) USE OF RESTRICTIVE LEGENDS. Any certificate issued to evidence shares issued upon the exercise of an Option may bear such legends and statements as the Committee shall deem advisable to assure compliance with federal and state laws and regulations.

               (b) REPRESENTATION OF INVESTMENT INTENT. Any Participant receiving an Option and any Participant or other person exercising an Option may be required by the Committee to give a written representation that the Option and the shares subject to the Option will be acquired for investment and not with a view to public distribution; provided, however, that the Committee, in its sole discretion, may release any person receiving an Option from any such representations either prior to or subsequent to the exercise of an Option granted pursuant to this Plan.

               (c) REPRESENTATION OF OWNERSHIP. In the case of the exercise of an Option by a person or estate acquiring the right to exercise such Option by bequest or inheritance or by reason of the death or Disability of a Participant, the Committee may require reasonable evidence as to the ownership of such Option or the authority of such person and may require such consents and releases of taxing authorities as the Committee may deem advisable.

X.   RIGHTS AS A STOCKHOLDER.

     The holder of an Option shall have no rights as a stockholder with respect to any Option Shares until the date a stock certificate is issued to him or her after the exercise of the Option. No adjustment shall be made for dividends (ordinary or extraordinary) whether in cash, securities or other property, or distributions, or other rights for which the record date is prior to the date such stock certificate is issued, except as provided in Article VIII.

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XI.  AMENDMENT, SUSPENSION OR TERMINATION OF PLAN.

     The Board of Directors may at any time terminate or from time to time amend or suspend this Plan; provided, however, that (i) no such amendment shall alter or impair any of the rights or obligations under any Option theretofore granted to a Participant under this Plan without the consent of the affected Participant, and (ii) no amendment shall become effective without prior approval of the stockholders of the Company if such approval would be required for continued compliance with Rule 16b-3 promulgated under the Exchange Act or
Section 422 of the Code. Notwithstanding the foregoing, the Board of Directors may not, without further approval of the stockholders of the Company, amend the Plan to:

               (a) materially increase the total number of shares of Common Stock which may be made the subject of Options to be granted under the Plan, either in the aggregate or to an individual Participant, except as provided in Article VIII;

               (b)  change the manner of determination of the Exercise Price;

               (c) extend the maximum period during which Options may be granted or exercised; or

               (d) materially modify the requirements as to eligibility for participation in the Plan.

XII. COMMENCEMENT DATE; TERMINATION DATE.

     The date of commencement of the Plan shall be November 20, 1996. No Options shall be issued under the Plan after the close of business on November 19, 2006. The Plan, as amended and restated in its entirety, was adopted by the Board on June 23, 1997 and approved by the Company's stockholders on June 23, 1997. The terms set forth herein constitute all of the terms and provisions of the Plan until further amended pursuant to Article XI. Options outstanding under the Plan as of the date of amendment shall be subject to all of the terms and provisions of the Plan as amended, except for any amendment which detrimentally alters the rights of the holder of an outstanding Option or which would cause the Option, as modified by such amendment, to be deemed granted anew under the Code as of the date of the amendment.

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